UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 12, 2022

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 12, 2022, the Board of Directors (the “Board”) of The Southern Company (the “Company”) approved and adopted, effective immediately, the Company’s Amended and Restated By-Laws (the “Amended and Restated By-Laws”).
The changes effected by the Amended and Restated By-Laws include:
•Requiring certain additional information from stockholders nominating directors or submitting proposals or business for consideration at a meeting of the Company’s stockholders and, if applicable, their proposed nominees;
•Requiring stockholder nominees for director to sit for interviews with the Board and its committees, if requested;
•Implementing information and enforcement mechanics to address certain matters in connection with the Securities and Exchange Commission’s “universal proxy card” rules;
•Updating various provisions to reflect recent amendments to the Delaware General Corporation Law, including provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings;
•Clarifying certain procedures related to the conduct of meetings and elections, including to specify the manner in which a contested election is determined to exist for purposes of the voting standard for the election of directors, clarify that only matters that are proper for stockholder action under applicable law will be considered at a meeting and clarify the powers of the presiding person to adjourn, recess or convene stockholder meetings;
•Clarifying that an indemnitee’s rights to indemnification and advancement of expenses are separate rights; and
•Making various other updates, including ministerial and conforming changes.
The foregoing summary does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated By-Laws, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
3.1	Amended and Restated By-Laws of the Company, effective December 12, 2022.

104	Cover Page Interactive Data File – The cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2022	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
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